Exhibit 99.1
Deutsche Bank - Media, Internet and Telecom conference March 2013
Forward-looking Statements 2 Certain statements made over the course of this presentation may constitute forward- looking statements, including statements regarding the markets in which we operate, the demand for our products and services and the advantages of our services compared to others. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or other achievements. Actual results may differ materially from the results anticipated by these forward-looking statements, which apply only as of the date of this presentation, as a result of various important factors, including those described in Item 1A of our Annual Report filed on Form 10-K for the fiscal year ended December 31, 2011 and other reports filed with the Securities and Exchange Commission. If one or more of these factors materialize, or if any underlying assumptions prove incorrect, our actual results, performance or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements. We disclaim any obligation to update any forward-looking statement for subsequently occurring events or circumstances. In addition to U.S. GAAP financials, this presentation includes certain non-GAAP financial measures. These non-GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. Definitions of these non-GAAP measures and reconciliations between certain GAAP and non-GAAP measures are included in the appendix to this presentation.
RigNet Investment Highlights 3 Strong Organic Growth within the Oil and Gas Industry Growing and Attractive Market Runway High Operating Leverage / Free Cash Flow Relative Valuation Discount Market Share Growth Founded in 2001, RigNet (NASDAQ: RNET) is a leading provider of remote communications, systems integration and collaborative applications to the oil and gas industry, both offshore and onshore, around the world
Providing Reliable, Remote Communications for the Life of the Oil Field 4 Adjacent Verticals General Maritime Mining / Engineering / Construction Government / Military Communications for the Life of the Oil Field The oil and gas industry is remote, mobile and variable, with the reliance on technology greater than ever. RigNet provides managed communications services that free customers to focus on finding and producing oil and gas: Reliable communications around the world, supporting rig productivity, safety and crew welfare Technology flexibility - providing best-of-breed solutions that best meet customers' needs Local customer support for rapid deployment and resolution
RigNet Business Model 5 Provide mission critical remote communications services to the oil and gas industry, principally on offshore drilling rigs that are mobile and becoming increasingly remote in the search for oil and gasMajority of revenues from recurring, multi-tenant revenue model under long-term contractsRevenue growth from sites added as well as ARPU growth from secondary customers and industry-leading value-added servicesProvide managed services to 1,000+ sites in 30+ countries on six continents1 Partner with our customers' IT departments to serve remote end users, develop new services and allow customers to focus on finding and producing oil and gasPurposefully not as backward-integrated as others, which allows for best-of-breed solutions and success-based capex at the edge Low customer churn, stable end-user pricing and high barriers-to-entry (1) As of September 30, 2012 Global, Diversified Presence Note: As of December 31, 2011. Offshore represents Eastern and Western Hemispheres; onshore represents U.S. Land as reported in Company filings. U.S. Service Centers
Growing and Attractive Market Runway RigNet has multiple runways to grow in the remote communications industry Increase Penetration of Secondary Customers Cumulative Return Drillers Operators Service Companies Pay-Per-Use Expand Penetration of Value Added Services Remote Video TurboNet Wi-Fi Hotspot Increase Horizontal Footprint of Drilling Rigs Number of Rigs Focus on Growing ARPU Extend into Adjacent Verticals Production / VesselsGeneral MaritimeGovernment / MilitaryMining / Engineering / Construction Mega-trends Driving Remote Communications Integrated operations ERP applications at the edge Crew welfare Remote video Heightened safety regulations Leveraging Organic and Inorganic Opportunities to Grow
7 Bandwidth Needs Growing at the Edge Source: Various; Company analysis Total Oil & Gas VSAT Market2012 - 2017Bandwidth: Gbps Key driversVideo-related servicesIntegrated operationsOverseeing and directing offshore activities from onshore decision centersSafety focus / increased regulatory oversightAftermath of BP Macondo spillCrew welfareKeeping crews happy in their off hoursUltra-deep water explorationMore remote, harsh and complex Average bandwidth per offshore rig expected to increase from 1.0 Mbps in 2012 to 2.2 Mbps in 2017Favorable technology changes in downhole communications and satellite backhaul (high-throughput satellites) (CHART)
Ultra-Deep Water (UDW) Markets Expanding, Driving the Need for Reliable Remote Communications RigNet POP RigNet Offices RigNet Teleport RigNet CoreHUB (1) Current UDW activity defined as rigs with 7,500+ water depth capability and contracted as of February 13, 2013.(2) Visible supply includes rigs with 7,500+ water depth capability either currently under construction, planned or on order.Source: IHS-Petrodata RigBase Current Activity Data (February 13, 2013) Future UDW Rig Supply2 41 34 20 8 9 2 2 2 2 1 Current UDW Activity1 UDW drilling is more complex and remote with high safety, operational and performance requirementsAdditional UDW markets are expanding, which requires robust, remote communications in new areasUDW rig supply growing to meet demand Existing UDW Markets Emerging UDW Markets 8 (CHART)
(CHART) 9 Market Runway Tripled with Nessco Acquisition Source: Various; Company analysis Transaction Details Acquisition Rationale and Synergies Nessco is a leader in telecommunications systems integration (SI) for the oil and gas industry, an estimated $300MM market with an 11% growth rateNessco designs, builds, installs and commissions complex telecommunications systems for offshore and onshore oil and gas production facilities, providing RigNet a key entry point into the offshore production verticalNessco's business to benefit from RigNet's global footprint, larger scale, customer relationships and access to capitalRigNet strengthens its competitive position with systems integration capabilities and a growth runway into the oil and gas production market All cash purchase price of $48.9m (£31.1m) or 6.7x FY 2012 EBITDA Entered into an amended credit facility that provides both a $66.4m term facility and $10.0m revolving facilityPro forma EBITDA leverage ratio is approximately 1.5x On July 05, 2012, announced the acquisition ofNessco Group Holdings Ltd (Nessco) in Aberdeen $ in millions
Overview of Core Drilling Rig Market 10 Offshore (Primary Classes) Offshore (Primary Classes) Offshore (Primary Classes) U.S. Onshore Jackups Semi-submersibles Drillships Rig Description Up to 400 Feet of Water; contracted for 30 days to 5 years Up to 10,000 Feet of Water; contracted for 3 to 5 years Up to 12,000 Feet of Water; contracted for 3 to 5 years Contracted for 30 days to 2 years Rig Day Rate $100,000+ $350,000+ $415,000+ $22,500+ Typical Crew Size 50 100-200 100-200 20-50 # Active Units 570+ 230+ 150+ 1,850+ RigNet's communications day rates represent <1% of total rig day rates Source: IHS-Petrodata (February 13, 2013), Spears and Associates (December 2012), Company Estimates
Overview of Oil and Gas Step-out Markets 11 Production Production Production Energy Maritime International Land International Land International Land SOIL Fixed Floating Vessels Rigs OFS Corporate Networks Description Manned and Unmanned installations, MOPU FPSO/FSO, TLP/Spars, Semis, FLNG Supply, Seismic, Support and Construction Land based rigs outside of the United States Man Camps, Remote Offices, Wireline Trucks, etc. Collaborative Oil & Gas Extranet # Active Units 9,000+ 330+ 3,400+ 3,100+ N/A N/A Customer Value Proposition Provide reliable communications to same customers after the drilling campaign Provide reliable communications to same customers after the drilling campaign Provide reliable communications to same customers after the drilling campaign Provide global connectivity for vessels that work specifically in O&G markets Provide enterprise grade communications anywhere our customers drill Provide enterprise grade communications anywhere our customers drill Provide enterprise grade communications anywhere our customers drill Allow secure, reliable sharing of information, applications Investor Impact Long term contracts leveraging same infrastructure and solutions Long term contracts leveraging same infrastructure and solutions Long term contracts leveraging same infrastructure and solutions Leverage economies of scale in highest margin maritime segment Extend successful US Land model to more stable market segment Extend successful US Land model to more stable market segment Extend successful US Land model to more stable market segment Differentiated offering Source: IHS-Petrodata (September 2011), Baker Hughes (January 2012), Company estimates
Blue-chip Customer Base 12 Drilling Companies Operators Service Companies Top 10 customers accounted for 37% of 2011 revenue BruneiShell Diverse customer base with no excessive concentration
History of Strong Growth 13 Revenue1$ in millions Q3'12 Nessco revenue contribution was $10.3MMUFCF defined as EBITDA less CapExSource: Company data, Wall Street Estimates High EBITDA margins from operating leverage; favorable free cash flowStrong balance sheet to support future organic and inorganic growthAll organic growth until Nessco acquired in Q3, 2012 EBITDA and UFCF2$ in millions (CHART) (CHART)
(CHART) Growth Driven by Market Share Gains 14 Global Market Share - Offshore Rigs2005 - 2011 RigNet is the only major provider to have grown market share in offshore rigs over the past few years - RigNet's managed services model is preferred to transport providersRigNet delivers on criteria important to demanding oil and gas customersRigNet is the last remaining independent global provider of remote communications to the oil and gas industry after recent provider consolidation wave Source: Various; Company analysis Industry Ranking vs. Key Success Criteria Global Footprint Strong Value-Added Solutions Strong Network Reliability Strong Customer Support Strong ^ '05-'11
15 Valuation Upside Potential TEV / EBITDA 2013 Multiplesfor Peer Groups RigNet is being valued at a discount relative to peer groups, measured both as a multiple of EBITDA and as a multiple of free cash flow Note: Data as of 2/13/13, numbers in parentheses next to peer groups denote number of companies(1) UFCF defined as EBITDA less capexSource: FactSet TEV / UFCF 2013 Multiples(1)for Peer Groups (CHART) (CHART)
Stock Performance 16 Share price up nearly 85% since IPO, but hampered by size, available float and low trading volumeAnalysts raised 12-month price targets to $24-26 following Q3, 2012 earnings release Source: FactSet (CHART)
RigNet Investment Highlights 17 Strong Organic Growth within the Oil and Gas Industry Growing and Attractive Market Runway High Operating Leverage / Free Cash Flow Relative Valuation Discount Market Share Growth Leading provider of managed and mission critical remote communications, systems integration and collaborative applications to the oil and gas industry, both offshore and onshore, around the world: RigNet (NASDAQ: RNET)
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